UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2026

enCore Energy Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41489	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Galleria Tower
13355 Noel Rd, Suite 1700
Dallas, TX	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (361) 239-2025

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EU	The Nasdaq Stock Market LLC
TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On April 19, 2026, Richard Little was appointed as Chief Executive Officer and a director of enCore Energy Corp. (the “Company”), effective April 20, 2026. Mr. Little, age 53, served as Interim Chief Executive Officer and Interim Chief Financial Officer of Permex Petroleum Corporation, from January 2026 and as Chief Executive Officer of Fury Resources, Inc., a privately held independent energy company, from December 2023 through April 20, 2026. Before Fury Resources, Mr. Little was the Chief Executive Officer of Battalion Oil Company (NYSE: BATL) (formerly Halcon Resources Corporation) from June 2019 to April 2023. Prior to Battalion Oil and Halcon Resources, Mr. Little served as Chief Executive Officer of Ajax Resources LLC from January 2018 to October 2018. Prior to Ajax Resources, Mr. Little was Vice-President, Southern US Division of EP Energy Company. Mr. Little holds a Petroleum Engineering degree from Texas A&M University, is a licensed engineer (inactive), and is engaged with industry organizations such as SPE, API, and IPAA.

Mr. Little was not appointed pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Little and any director or executive officer of the Company and Mr. Little has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Little’s appointment, the Company and Mr. Little entered into an employment agreement (the “Little Employment Agreement”), effective April 20, 2026, which, among other things, provides for (i) an annual base salary (the “Little Base Salary”) of $600,000, (ii) participation in the executive health benefit plan of the Company and standard employee benefits, (iii) eligibility to receive an annual target bonus of 100% of his base salary (the “Little Annual Target Bonus”), and (iv) eligibility to participate in the Company’s 2024 Long-Term Incentive Plan (the “2024 Plan”) with a target annual award opportunity of 200% of his base salary comprised of 40% restricted stock units (“RSUs”) and 60% performance stock units (“PSUs”). The Little Employment Agreement has an initial one-year term and automatically renews for additional one-year terms until terminated in accordance with its terms.

The Little Employment Agreement also provides for certain severance benefits if Mr. Little’s employment were terminated by the Company without Cause (as defined in the Little Employment Agreement) or by non-renewal of the Little Employment Agreement, including an amount equal to the Little Base Salary, an amount equal to the Little Annual Target Bonus, and an amount equal to 18 months of his COBRA premium. If Mr. Little’s employment were terminated by the Company due to a Change of Control (as defined in the Little Employment Agreement), the Little Employment Agreement provides for severance benefits including an amount equal to two times the Little Base Salary, an amount equal to two times the Little Annual Target Bonus, and an amount equal to 18 months of his COBRA premium. In exchange for the severance benefits, Mr. Little must sign a release of claims in favor of the Company. Mr. Little’s employment agreement also includes standard confidentiality, non-competition, non-solicitation and non-disparagement covenants.

In addition, the Board of Directors of the Company (the “Board”) granted Mr. Little a sign-on bonus consisting of (a) a cash advance payment equal to 25% of the Little Annual Bonus for the fiscal year ending December 31, 2026 and (b) a one-time inducement equity grant (the “Little Inducement Grant”) with a grant date of April 20, 2026, consisting of (i) 100,000 RSUs under the 2024 Plan to vest ratably over a period of three years, (ii) 300,000 PSUs under the 2024 Plan to vest based on the achievement of applicable performance goals at the conclusion of the three-year period ending December 31, 2028 (the “Performance Period”) and (iii) 300,000 stock options under the 2024 Plan to vest ratably over a period of three years, all of which are subject to the terms and conditions of the 2024 Plan and the applicable award agreements, including Mr. Little’s continued employment.

Appointment of Executive Chair

In addition, on April 20, 2026, William Sheriff, the Company’s founder and former Executive Chair, was reappointed as Executive Chairman of the Board. In connection with Mr. Sheriff’s appointment, the size of the

Board will increase from six members to eight. Mr. Sheriff, age 67, currently serves as an employee of the Company responsible for investment management since his departure as the Company’s Executive Chairman in March 2026. He formerly served as the Company’s Executive Chairman from January 2019 to March 2026 and Chairman from January 2009 to January 2019. Mr. Sheriff also currently serves as the Executive Chairman of Verdera Energy Corp., a position he has held since March 2026, Chairman of Nuclear Fuels Inc. (CSE: NF), a position he has held since July 2023, Executive Chairman of Urano Energy Corp. (CSE: UE) (formerly known as C2C Metals Corp.), a position he has held since June 2022, a director and co-founder of Group 11 Technologies Inc., a position he has held since August 2020, and as a director of Scorpio Gold Corporation, a position he has held since May 2024. Mr. Sheriff also previously served as a director of Epic Gold Corp. (formerly Exploits Discovery Corp.) from October 2020 to November 2022, Sabre Gold Mines Corp. (TSX: SGLD) from September 2021 to January 2023, and Golden Predator Mining Corp. (TSXV: GPY) from February 2014 to September 2021. Mr. Sheriff holds a Geology degree and a masters in Mining Geology from the University of Texas-El Paso.

Mr. Sheriff was not appointed pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Sheriff and any director or executive officer of the Company and Mr. Sheriff has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Sheriff’s appointment, the Company and Mr. Sheriff entered into an employment agreement (the “Sheriff Employment Agreement”), which, among other things, includes (i) an annual base salary (the “Sheriff Base Salary”) of $375,000, (ii) participation in the executive health benefit plan of the Company and standard employee benefits, (iii) an annual incentive bonus (the “Incentive Bonus”) equal to up to 10% of the realized profits that the Company receives in cash each taxable year of Mr. Sheriff’s employment from the marketable securities and other investment assets held by the Company (the “Investment Assets”), with the initial Incentive Bonus calculated from the date of the Sheriff Employment Agreement through December 31, 2026, subject to a “high water mark” equal to the initial value of the Investment Assets plus the realized profits minus Incentive Bonuses paid (the “Incentive Bonus High Water Mark”), and (iv) eligibility to participate in the annual long-term incentive plan with a target annual award opportunity of 100% of his base salary comprised of 50% PSUs and 50% stock options. The Sheriff Employment Agreement has an initial one-year term, automatically renews for additional one-year terms until terminated in accordance with its terms, and supersedes and cancels all existing compensation arrangements between Mr. Sheriff and the Company.

The Sheriff Employment Agreement also provides for certain severance benefits if his employment were terminated by the Company without Cause (as defined in the Sheriff Employment Agreement), by non-renewal of the Sheriff Employment Agreement, or due to a Change of Control (as defined in the Sheriff Employment Agreement), including an amount equal to two and a half times the Sheriff Base Salary, an amount equal to 10% of the realized profits that the Company has received in cash from Investment Assets from January 1st of the year of termination through the date of Mr. Sheriff’s termination (subject to the Incentive Bonus High Water Mark), and an amount equal to 18 months of his COBRA premium. In exchange for the severance benefits, Mr. Sheriff must sign a release of claims in favor of the Company. The Sheriff Employment Agreement also includes standard confidentiality, non-competition, non-solicitation and non-disparagement covenants.

Departure of Former Chief Executive Officer and Director

In connection with the foregoing, the Company terminated Robert Willette from his position as the Company’s Chief Executive Officer, effective as of April 20, 2026 (the “Separation Date”). The departure of Mr. Willette is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including with respect to accounting principles, financial statement disclosure or internal controls.

In connection with Mr. Willette’s departure, it is expected that he will enter into a separation agreement. Material terms of Mr. Willette’s separation agreement have not been finalized as of the date of this Current Report on Form 8-K.

Form of Awards Agreements

In connection with Mr. Little’s appointment, on April 19, 2026, the Board also approved a form of stock option award agreement (the “2026 Form of Stock Option Award Agreement”), a form of RSU award agreement (the “2026 Form of RSU Award Agreement”) and a form of PSU award agreement (the “2026 Form of PSU Award Agreement”) pursuant to which the stock option, RSU and PSU portions of the Little Inducement Grant were granted under the 2024 Plan.

The terms of the 2026 Form of Stock Option Award Agreement are generally in accordance with the form of employee incentive stock option award agreement, which is filed as Exhibit 10.18 to the Company’s Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission on March 31, 2026 (the “Annual Report”), except that in the event that Mr. Little is terminated by the Company without Cause within two years following a Change in Control or in the event his service terminates due to his death, all unvested stock options will accelerate and vest on the date of Mr. Little’s termination from the Company.

Similarly, the terms of the 2026 Form of RSU Award Agreement are generally in accordance with the form of executive restricted stock unit award agreement filed as Exhibit 10.20 to the Annual Report, except that (i) in the event Mr. Little is terminated by the Company without Cause and not within two years following a Change in Control, a pro rata portion of the unvested RSUs will accelerate and vest on the next vesting date and (ii) in the event that Mr. Little is terminated by the Company without Cause within two years following a Change in Control or in the event his service with the Company terminates due to his death, all unvested RSUs will accelerate and vest on date of Mr. Little’s termination from the Company.

The 2026 Form of PSU Award Agreement provides for performance-based vesting based on achievement of relative total shareholder return Company performance goals for the performance period that began on January 1, 2026 and ends on December 31, 2028. Pursuant to the PSU Award Agreement, 50% of the PSUs will vest if the threshold performance level is achieved, 100% of the PSUs will vest if the target performance level is achieved, 150% of the PSUs will vest if the target plus performance level is achieved and 200% will vest if the maximum performance level is achieved. In the event Mr. Little is terminated by the Company without Cause and not within two years following a Change in Control, and, provided that Mr. Little is terminated one or more years after the grant date of the PSUs, a pro rata portion of the unvested PSUs will remain eligible to vest based on actual performance determined at the end of the performance period. In the event that Mr. Little is terminated by the Company without Cause within two years following a Change in Control, all unvested PSUs will accelerate and vest on date of Mr. Little’s termination from the Company, with such PSUs vesting based on the greater of (i) target performance and (ii) actual performance as of the date of Mr. Little’s departure from the Company, extrapolated through the remainder of the performance period. In the event that Mr. Little’s service with the Company terminates due to his death, all unvested PSUs will accelerate and vest at target performance levels on the date of Mr. Little’s termination from the Company.

The foregoing summaries of the Little Employment Agreement, Sheriff Employment Agreement, and Little Inducement Grant do not purport to be complete and are qualified in their entirety by reference to the Little Employment Agreement, Sheriff Employment Agreement, 2026 Form of RSU Award Agreement, 2026 Form of PSU Award Agreement, and 2026 Form of Stock Option Award Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 20, 2026, the Company issued a press release announcing the departure of Mr. Willette and the appointments of Mr. Little as Chief Executive Officer and Mr. Sheriff as Executive Chair. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act of 1934”), is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Employment Agreement by and between Richard Little and enCore Energy Corp., dated April 20, 2026

10.2	Employment Agreement by and between William Sheriff and enCore Energy Corp., dated April 20, 2026

10.3	Form of Executive Restricted Stock Unit Award Agreement (after April 2026)

10.4	Form of Executive Performance Stock Unit Award Agreement (after April 2026)

10.5	Form of Executive Stock Option Award Agreement (after April 2026)

99.1*	Press Release of enCore Energy Corp., dated April 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	This Exhibit is intended to be furnished to, and not filed with, the Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY CORP.

	By:	/s/ Robert W. Hudson Jr.
Robert W. Hudson Jr.
General Counsel and Secretary

Dated: April 20, 2026